UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2018

Date of reporting period: January 1, 2018 – June 30, 2018

Item 1. Reports to Shareholders.

JUNE 30, 2018

2018 Semiannual
Review and Report to Shareholders

Royce Capital Fund–
Micro-Cap Portfolio

Royce Capital Fund–
Small-Cap Portfolio

roycefunds.com

Table of Contents

Semiannual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Semiannual Report to Shareholders

Managers’ Discussions of Fund Performance and Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio	6

Royce Capital Fund–Small-Cap Portfolio	12

Financial Statements	16

Notes to Financial Statements	20

Understanding Your Fund’s Expenses	24

Trustees and Officers	25

Board Approval of Investment Advisory Agreement	26

Notes to Performance and Other Important Information	27

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Letter to Our Shareholders

I really like Cyclical Value's chance to take the lead.
DG
CV
CV
Blaustein 2018

SMALL-CAP DERBY—'DEFENSIVE GROWTH' LEADS HALFWAY THROUGH

SMALL-CAP’S FIRST HALF
Value Trails For Now
During the first six months of 2018, small-cap stocks enjoyed the good times bred by a bull market that at this writing has not yet slowed down. Although the first half began with higher volatility and stalled equities prices—and ended with a series of wild days that made the bullish second quarter feel more tumultuous than it was—the overall direction of U.S. markets has remained positive, particularly for smaller stocks. For the year-to-date period ended June 30, 2018, the small-cap Russell 2000 Index gained 7.7%, well ahead of both the large-cap Russell 1000 (+2.9%) and S&P 500 (+2.6%) Indexes, while making a new historical high on June 20. Returns were even higher for micro-cap stocks—the Russell Microcap Index advanced 10.7% for the same period.
This mostly welcome absolute and relative performance took place against the backdrop of an accelerating U.S. economy, a strong job market, and, in many cases, sterling corporate profit growth while at the same time global economic progress slowed, most notably in China and other large emerging markets. The major non-U.S. indexes slipped deeper into negative territory during the first half, as the combination of slower international growth, rising emerging market instability, a stronger dollar, and heightened trade war worries led investors to prefer all things domestic. (In fact, 35 of the 45 non-U.S. small-cap markets that we follow had declines in the first half of 2018, though only 26 were negative when measured in local currencies.) Still, growth continued to skew positive outside the U.S., with the important economies of Japan and Germany continuing to look solid.
In this context, then, you would expect a small-cap specialist to be quite content, if not happy. This might especially be the case considering that small-caps—as well as micro-caps—have been true to their historical habit of outpacing larger companies through an economic expansion. Yet as much as we were pleased with first-half

Small-Cap is represented by Russell 2000; Small-Cap Value is represented by Russell 2000 Value, Small-Cap Growth is represented by Russell 2000 Growth, Large-Cap is represented by Russell 1000, Micro-Cap is represented by Russell Microcap. For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8. Past performance is no guarantee of future results.
[1] Not annualized.

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LETTER TO OUR SHAREHOLDERS

results, we find ourselves far from blissful. A closer look at small-cap performance in the first half reveals some genuine historical oddities in spite of all looking well on the surface. Our main concern is the disconnect between the confidence of the management teams we’ve been meeting with and the relatively underwhelming performance for many cyclical industries. We anticipated that stocks in these industries would do better owing to their recent earnings strength and ongoing prospects as well as to the healthy state of the U.S. economy (each, of course, being related to the other).

OBSTACLE ON THE TRACK
The Troublesome 10-Year Treasury Yield
Another related concern is the way in which the ongoing weakness of the 10-year Treasury yield is at odds with the quickened pace of U.S. economic growth—when the 10-year has been sluggish in the past, it’s often been seen as a symptom of economic weakness, and not without some justification. The fact that the economy has arguably been some distance down the track to normal for at least a couple of years remains a source of concern to us.

Road to Normalization: Economy vs Markets

[1] Quarterly data Source: Bloomberg

We invite you to consider the following five points: through the end of June, the U.S. economy had grown for 109 consecutive months, GDP growth has converged with its long-term average, unemployment reached an 18-year low in June, personal consumption expenditure inflation hit the Fed’s 2% target in May, and short rates were rising. Additionally, we’re also seeing the early signs of inflation. Most are registering in increased commodity, raw material, and other input costs, which is historically familiar economic territory. History also shows, however, that these developments are also typically coincident with rising interest rates. So far, though, the 10-year Treasury yield has stubbornly refused to acquiesce to history—making the 10-year the major obstacle on the path back to normal in our view.
    From our perspective as highly active, valuation-sensitive small-cap specialists, the most frustrating have been those periods when the 10-year yield has fallen back. It seems to us that nearly every time it has declined over the last 18 months, the market has witnessed a subsequent flight to high yielding or growth stocks while value and economically sensitive issues struggled to keep pace. It almost seems as if investors became temporarily convinced that we had slipped back into the 2010-2015 era of quantitative easing and zero interest rates. We think it bears emphasizing that, for all its uncertainty, the current environment could not be more different. Yet the disconnect persisted into June.
   The critical question, then, is, what happens next? More pertinently for our investors, the question can be phrased in a more specific way as, are we likely to see a shift in small-cap style and sector leadership? We believe that we will. The second quarter saw an admittedly short-term sign when the Russell 2000 Value Index shook off five straight quarters of underperformance to outpace its small-cap growth counterpart, up 8.3% versus 7.2%. But exactly when, and under what conditions, a longer-running shift materializes remains to be seen, of course. To be sure, the kind of leadership change that we expect—from growth to value and from defensives to cyclicals—seldom occurs without a fair bit of volatility.

SMALL-CAP HIGHS
Returns, Valuations–and Risks
Putting the issue of market turbulence aside for a moment, the timing does seem apt to us for a change. First, the two-year cumulative return at the end of June for the Russell 2000 was 46.5%—which is a wonderful, but sadly not a sustainable, pace. Second, the one-, five-, and 10-year average annual total returns for the small-cap index for the period ended June 30, 2018 were all comfortably ahead of their long-term monthly rolling averages.

Recent Small-Cap Returns Higher Than History Russell 2000 through 6/30/18

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LETTER TO OUR SHAREHOLDERS

When we look at the same information for the Russell 2000 Growth Index, the contrast is even more stark, with its latest five-year return significantly in excess of its historical rolling average (+13.6% vs +8.6%). This is one important reason why we expect a leadership shift in the form of a reversion to the mean that would favor small-cap value outperforming small-cap growth over the next five years.

The state of small-cap valuations also looks unsustainably high to us, particularly if we see a continued, and more consistent, rise in the 10-year yield. While the P/E ratio for the Russell 2000 did not look especially rich at the end of June, another valuation metric, the last twelve months enterprise value to earnings before interest and taxes (EV/EBIT)—which we use most frequently when examining companies—tells a different story, one that reveals higher-than-average historical valuations. The currently elevated state of returns and valuations could mean that we are entering a longish period of multiple compression, which is one reason why we prefer select small-caps with strong earnings prospects and/or modest valuations. If we see increased volatility over the balance of the year, these types of stocks look better positioned to cope with it effectively.

Cyclicals Cheaper than Defensives Median LTM EV/EBIT[1] Ex. Negative EBIT for Russell 2000 as of 6/30/18

Based on earnings and cash flow quality—as well as confident management teams—we are seeing superior fundamentals in selected cyclical areas that other investors are avoiding. For example, the supply/demand dynamics in a number of industries, such as semiconductors & semiconductor equipment, transportation, and chemicals, look favorable to us and do not appear to us to be fully reflected in their current valuations. Many cyclical companies appear much better positioned for intermediate-term growth than defensive and/or growth stocks. While many cyclical stocks have lagged the field over the last 18 months, they are also more reasonably priced than defensives based on EV to EBIT. We remain convinced that fundamentally strong small-cap companies, especially those with attractive-to-reasonable valuations, will become more appealing to investors as confidence in the U.S. economy continues to build.

[1] Last Twelve Months Enterprise Value/Earnings Before Interest and Taxes

Many Small-Caps Sell at a Significant Discount Bottom Three Deciles in Russell 2000 Median LTM EV/EBIT[1] Ex. Negative EBIT as of 6/30/18

    There’s a related point that may be equally important when considering valuations: The sheer size and diversity of the small-cap asset class means that there are almost always opportunities to find what we think are promising or quality businesses trading at attractive discounts. Based on EV/EBIT, the bottom three deciles of the Russell 2000 were trading at sizable discounts compared to the median for the index as a whole at the end of June.

VOLATILITY AND INTEREST RATES
Both On the Rise
During the first quarter, the Russell 2000 moved 1% or more in 33% of its trading days compared to 18% in all of 2017. Another volatility measure, the CBOE Russell 2000 Volatility Index (“RVX”), measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices. The RVX has averaged 24.1% per year since its inception on January 2, 2004 through June 30, 2018. Its average in 2017 was 15.9%, and its year-to-date average through the end of June 2018 was 17.5%. Eighteen months of lower volatility suggests—strongly to us—that increased volatility is likely.
We also believe that the upward trend in rates is under way—and suspect that the 10-year yield will begin to move up more consistently over the next year. We see both rising rates and increased volatility as healthy. In fact, looking once more at history, we find that periods of rising rates have been favorable for small-cap stocks on both an absolute and relative basis. When the 10-Year Treasury yield was rising, the Russell 2000 outperformed the large-cap Russell 1000 in 70% of monthly rolling one-year periods for the 20-year period ended June 30, 2018 with an average one-year return of 23.8% versus 19.2% for large-cap. Our expectations for small-cap returns are more modest, though we do expect this historical relative return spread pattern to hold up.

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LETTER TO OUR SHAREHOLDERS

How Have Small-Caps Performed When Rates Were Rising? Russell 2000 vs Russell 1000 Trailing Monthly Rolling 1-Year Returns When 10-Year Treasury Yield was Rising From 6/30/98 through 6/30/18

10-Year Treasury Yield rose in 92 of 229 periods

   More specifically, we see rising rates as a phenomenon that should also be helpful to risk-conscious active managers in the small-cap space—primarily because it fosters an environment where better balance sheet companies are likely to be rewarded for their fiscal prudence. In other words, risk management matters. This is relevant today because of the increased leverage—specifically financial leverage—within the Russell 2000. And as rates continue to move up, the overall small-cap index looks increasingly risky. As active managers, we have the ability to screen and scrutinize small-cap businesses with better balance sheets and shy away from those that we see as having excess financial leverage. (It is worth mentioning that the market has largely ignored better balance sheet companies for much of the last 10 years.) Most of our strategies gravitate toward companies with low debt. We would rather focus on companies that have great operating leverage—but not financial leverage. With rising rates, inflation, and economic growth becoming established, the market seems to be transitioning into an environment that will favor similar qualities.

REASONS TO BE CHEERFUL
We are therefore of two minds about the current cycle. On the one hand, we think that we could see some consolidation or a correction—the latter certainly seems more probable now than it did a year ago. Yet we remain optimistic about small-cap earnings growth and like the fundamentals of our holdings across our strategies in terms of balance sheets, cash flows, and earnings strength. It is in cyclical areas, including Industrials, the more cyclical precincts of technology, and Materials, and that we have most often uncovered what we judge to be the best combination of value, quality, and/or growth prospects. And this has always been a function of our bottom-up process rather than a top down view of the economy.
    This is why many of our portfolios have had perennially higher weightings in those sectors (and while others we manage have had high weightings in Financials and Consumer Discretionary). We also long ago developed the practice of leaning into those areas of the asset class where we see excess pessimism. Investments in industries that the rest of the market is abandoning have often borne fruit, though we have learned through decades of small-cap asset management that it usually requires a great deal of patience—measured in years in many cases—before the arrival of a bountiful harvest.
We think it’s worth noting that the three changes in the market environment that we expect—lower returns, higher volatility, and value/cyclical leadership—have all historically been coincident with leadership for active management. We see signs of progress that in our view place us squarely on the road to normalization, which was evident in the modest increases in bond yields and the reemergence of value’s leadership in 2018’s second quarter. We saw other equally positive signs in July, including stabilizing macro indicators from outside the U.S., a welcome rebound in the performance of many industrial companies, and ongoing earnings strength for several cyclical areas. We expect to see more signs of normalizing markets to emerge as the year goes on.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

July 30, 2018

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Performance and Expenses

Performance and Expenses
As of June 30, 2018
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)	ANNUAL OPERATING EXPENSES (%)

Royce Capital Fund–Micro-Cap Portfolio	10.31	14.08	7.11	6.55	5.34	8.04	9.63	10.21	1.42

Royce Capital Fund–Small-Cap Portfolio	7.06	17.72	6.48	8.29	7.81	10.00	10.13	10.80	1.08

INDEX

Russell Microcap Index	10.71	20.21	10.49	12.78	10.63	9.44	N/A	N/A	N/A

Russell 2000 Index	7.66	17.57	10.96	12.46	10.60	10.50	8.03	N/A	N/A

[1] Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Gross annual operating expenses reflect each Fund’s gross total annual operating expenses and include management fees, operating expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of each fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary cost of business, to the extent necessary to maintain net operating expenses at or below 1.33% for Royce Capital Fund–Micro-Cap Portfolio, and at or below 1.08% for Royce Capital Fund–Small-Cap Portfolio through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) As of 6/30/18, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Portfolio’s overall value to decline to a greater degree. Royce Micro-Cap Portfolio’s broadly diversified portfolio does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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MANAGERS’ DISCUSSION
Royce Capital Fund–Micro-Cap Portfolio (RCM)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
Royce Capital Fund–Micro Cap Portfolio increased 10.3% for the year-to-date period ended June 30, 2018, ahead of the small-cap Russell 2000 Index, which was up 7.7%, but narrowly behind its benchmark, the Russell Microcap Index, which increased 10.7% for the same period. Micro-cap stocks were the top-performing U.S. asset class in the first half of the year, as the greater reliance on U.S. growth left small- and micro-cap stocks better positioned for superior performance relative to large-caps in the first half of the year.

WHAT WORKED... AND WHAT DIDN’T
The Fund boasted strong sector contributions from Information Technology, Health Care, and Consumer Discretionary, while two healthcare companies made strong positive impacts at the position level. Tactile Systems, which makes medical devices used to treat lymphedema, grew its sales force and introduced new products, such as its new system targeted at head and neck lymphedema. Seeing low market penetration and a favorable competitive environment, we continued to hold shares after making modest trims as its stock price rose. Medical device company Surmodics, which specializes in coronary stents and catheters, was another notable pick for the portfolio. A recent agreement gave Abbot Laboratories exclusive global commercialization rights for the company’s SurVeil drug. We saw an extended pipeline of interesting products and therefore maintained our position in the company’s shares.
We reduced our stake in Profire Energy, an oilfield technology specialist in burner management systems that was the portfolio’s top contributor overall. It benefited from the resurgence in oil field activity fueled by higher oil prices. We held our stock in Attunity, a leading provider of data management software, because we saw an increased adoption of its core software platform across an ever increasing number of enterprises. The company’s software addresses new paradigms in data management, which we believed were in the very early stages of adoption. Stoneridge, which supplies electrical components to cars and trucks, was winning new business across several product lines, such as its MirrorEye camera system that offers safety and fuel economy benefits by replacing side mirrors on trucks. We sold a portion of our shares as its share price rose steadily. We also saw positive contributions to return on these positions in relation to the Russell Microcap.
Thanks to effective stock selection, Consumer Discretionary and Information Technology were the areas that contributed most to performance versus the benchmark, while Energy and Financials were the largest detractors—both due to poor stock picking. One position significantly detracted from performance on both an absolute and relative basis: Basic Energy Services, a leading provider of well site services in the oil and gas industry, saw increased pricing pressure as well as project delays in certain markets. We increased our stake slightly within the first six months of the year based on the belief that these pressures were transitory given ongoing strength in underlying energy prices. Gulf Island Fabrication makes specialized structures and marine vessels used in the energy sector. Its shares have been pressured as its off-shore oil well platform business remained sluggish while it also experienced cost overruns on a major marine vessel contract.
Atlas Financial, which provides insurance for taxis, limos, ride share services, and paratransit transportation firms, was another impactful detractor on an absolute and relative basis. For a second year in a row, Atlas recorded a surprise fourth-quarter loss due to an increase in loss reserves for prior year accidents. Our belief that the first surprise loss was an anomaly and that the company’s market niche could provide high returns on equity was proven incorrect. We sold all of our shares as a result. Shares of Paratek Pharmaceuticals fell due to concerns over incremental FDA approval scrutiny, the potential for a slow commercial ramp up, and a capital raise in April. We increased our position in the first half because of the large market opportunity for a new antibiotic associated with the increased human resistance to older varieties. We chose to trim our position in U.S. Concrete, which saw its shares pressured as poor weather impacted certain large markets and the company had some early execution shortfalls digesting a large acquisition.

Top Contributors to Performance
Year-to-Date Through 6/30/18 (%)[1]

Profire Energy	0.60

Tactile Systems Technology	0.58

Surmodics	0.58

Attunity	0.54

Stoneridge	0.49

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/18 (%)[2]

Atlas Financial Holdings	-0.46

Basic Energy Services	-0.40

U.S. Concrete	-0.29

Paratek Pharmaceuticals	-0.27

Gulf Island Fabrication	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We did not make any major changes to portfolio positioning in the first half of 2018. Despite the increasing uncertainty around trade, we remained generally constructive on the U.S. economy, which supported underlying growth and valuations in our overweight sectors, such as Information Technology, Industrials, and Consumer Discretionary. These sectors were also our largest overweights relative to the Russell Microcap. Health Care, particularly biotechnology, continued to be among our largest underweights by nearly 50%. We remained optimistic about micro-cap stocks in anticipation of an increasingly less restrictive regulatory environment. Considering the accelerated pace of U.S. economic growth, lower corporate tax rates, and the slower pace of global economic growth, we were particularly focused on micro-cap companies that had a disproportionate exposure to the U.S. economy.

6 | Royce Capital Fund 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)

RCM	10.31	14.08	7.11	6.55	5.34	8.04	9.63	10.21

Annual Gross Operating Expenses: 1.47% Annual Net Operating Expenses: 1.42%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 6/30/18

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 57% of all 10-year periods; 58% of all 5-year periods; and 48% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	55/97	57%	6.8	6.4

5-year	91/157	58%	7.7	8.3

1-year	99/205	48%	10.4	10.8

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 27 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Inception)
as of 6/30/18 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

AtriCure	1.2

Attunity	1.1

Stoneridge	1.1

Shoe Carnival	1.1

Surmodics	1.1

CryoLife	1.1

PC Connection	1.0

Red Lion Hotels	1.0

QAD Cl. A	1.0

Vishay Precision Group	1.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	19.6

Industrials	19.2

Financials	15.2

Consumer Discretionary	14.3

Health Care	11.4

Energy	6.3

Materials	4.5

Consumer Staples	2.4

Real Estate	2.4

Telecommunication Services	0.6

Cash and Cash Equivalents	4.1

Calendar Year Total Returns (%)

YEAR	RCM

2017	5.2

2016	19.7

2015	-12.5

2014	-3.6

2013	21.0

2012	7.6

2011	-12.1

2010	30.1

2009	57.9

2008	-43.3

2007	4.0

2006	21.1

2005	11.6

2004	13.8

2003	49.2

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	76	99

From 6/30/00 (Russell Microcap Inception)	88	77

Portfolio Diagnostics

Fund Net Assets	$195 million

Number of Holdings	145

Turnover Rate	14%

Average Market Capitalization[1]	$485 million

Weighted Average P/E Ratio[2,3]	23.6x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	84.2%

Non-U.S. Investments (% of Net Assets)	11.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (27% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Certain immaterial adjustments were made to the net assets of Royce Capital Fund-Micro-Cap Portfolio at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Gross operating expenses reflect the Fund’s total gross operating expenses for the Investment Class and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.33% through April 30, 2019. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2018 Semiannual Report to Shareholders | 7

Schedule of Investments

Royce Capital Fund - Micro-Cap Portfolio

Common Stocks – 95.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.3%
AUTO COMPONENTS - 3.4%
Fox Factory Holding [1]	33,800	$1,573,390
Standard Motor Products	31,100	1,503,374
Stoneridge [1]	62,100	2,182,194
Unique Fabricating	153,300	1,339,842

		6,598,800

HOTELS, RESTAURANTS & LEISURE - 1.9%
Del Taco Restaurants [1]	121,400	1,721,452
†Lindblad Expeditions Holdings [1]	13,400	177,550
Red Lion Hotels [1]	161,800	1,884,970

		3,783,972

HOUSEHOLD DURABLES - 1.1%
Cavco Industries [1]	6,404	1,329,791
†Lovesac Company [1]	39,000	809,250

		2,139,041

INTERNET & DIRECT MARKETING RETAIL - 0.7%
Gaia Cl. A [1]	62,100	1,257,525

LEISURE PRODUCTS - 1.7%
MCBC Holdings [1]	59,117	1,711,437
Nautilus [1]	106,900	1,678,330

		3,389,767

SPECIALTY RETAIL - 4.2%
Build-A-Bear Workshop [1]	132,500	1,007,000
Citi Trends	55,886	1,533,512
Francesca’s Holdings [1]	101,400	765,570
Haverty Furniture	66,300	1,432,080
Kirkland’s [1]	103,000	1,198,920
Shoe Carnival	66,700	2,164,415

		8,101,497

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Culp	30,649	752,433
Vera Bradley [1]	129,300	1,815,372
		2,567,805

Total (Cost $19,207,817)		27,838,407

CONSUMER STAPLES – 2.4%
BEVERAGES - 0.9%
Primo Water [1]	100,500	1,757,745

FOOD PRODUCTS - 1.5%
Farmer Bros. [1]	47,800	1,460,290
John B. Sanfilippo & Son	20,900	1,556,005

		3,016,295

Total (Cost $3,811,088)		4,774,040

ENERGY – 6.3%
ENERGY EQUIPMENT & SERVICES - 4.9%
Basic Energy Services [1]	72,000	799,920
Computer Modelling Group	133,400	1,024,866
Gulf Island Fabrication	92,634	833,706
Independence Contract Drilling [1]	316,500	1,303,980
Natural Gas Services Group [1]	60,800	1,434,880
Newpark Resources [1]	158,400	1,718,640
Profire Energy [1]	423,729	1,432,204
Total Energy Services	123,500	1,091,598

		9,639,794

OIL, GAS & CONSUMABLE FUELS - 1.4%
Ardmore Shipping [1]	205,800	1,687,560
Panhandle Oil and Gas Cl. A	53,800	1,027,580

		2,715,140

Total (Cost $11,425,618)		12,354,934

FINANCIALS – 15.2%
BANKS - 6.5%
Allegiance Bancshares [1]	31,200	1,352,520
†BayCom Corporation [1,2]	8,782	217,354
Blue Hills Bancorp	76,400	1,696,080
Brookline Bancorp	64,200	1,194,120
Caribbean Investment Holdings [1]	1,751,547	404,531
County Bancorp	50,200	1,380,500
HarborOne Bancorp [1]	77,200	1,462,168
†HomeTrust Bancshares [1]	7,500	211,125
†Investar Holding	27,500	760,375
Midway Investments [1,3]	1,751,577	0
Stewardship Financial	92,000	1,071,800
TriState Capital Holdings [1]	56,072	1,463,479
Two River Bancorp	72,400	1,385,012

		12,599,064

CAPITAL MARKETS - 4.4%
B. Riley Financial	57,800	1,303,390
Canaccord Genuity Group	291,800	1,611,431
GAIN Capital Holdings	141,600	1,069,080
Gluskin Sheff + Associates	117,300	1,465,079
Silvercrest Asset Management Group Cl. A	103,900	1,693,570
Westwood Holdings Group	25,727	1,531,786

		8,674,336

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Waterloo Investment Holdings [1,3]	1,302,000	390,600

INSURANCE - 1.0%
Blue Capital Reinsurance Holdings	75,292	831,977
†Health Insurance Innovations Cl. A [1,2]	34,900	1,129,015

		1,960,992

THRIFTS & MORTGAGE FINANCE - 3.1%
Federal Agricultural Mortgage	17,700	1,583,796
PCSB Financial	70,400	1,398,848
Territorial Bancorp	45,900	1,422,900
Western New England Bancorp	139,954	1,539,494

		5,945,038

Total (Cost $26,988,927)		29,570,030

HEALTH CARE – 11.4%
BIOTECHNOLOGY - 2.1%
BioSpecifics Technologies [1]	31,500	1,413,090
Progenics Pharmaceuticals [1]	173,800	1,397,352
Zealand Pharma [1]	92,658	1,219,958

		4,030,400

HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
AtriCure [1]	84,600	2,288,430
†Chembio Diagnostics [1]	132,900	1,475,190
CryoLife [1]	74,889	2,085,659
OrthoPediatrics Corporation [1]	41,200	1,097,568
Surmodics [1]	38,078	2,101,905
Tactile Systems Technology [1,2]	34,800	1,809,600

		10,858,352

LIFE SCIENCES TOOLS & SERVICES - 2.0%
Harvard Bioscience [1]	321,568	1,720,389

8 | Royce Capital Fund 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES (continued)
NeoGenomics [1]	99,400	$1,303,134
†Quanterix Corporation [1,2]	67,800	973,608

		3,997,131

PHARMACEUTICALS - 1.7%
BioDelivery Sciences International [1]	411,700	1,214,515
Corium International [1,2]	134,400	1,076,544
Paratek Pharmaceuticals [1]	78,600	801,720
Synergetics USA (Rights) [1,3]	246,900	0
†Tetraphase Pharmaceuticals [1]	75,800	270,606

		3,363,385

Total (Cost $14,554,300)		22,249,268

INDUSTRIALS – 19.2%
AEROSPACE & DEFENSE - 1.5%
Astronics Corporation [1]	28,545	1,026,764
CPI Aerostructures [1]	174,344	1,830,612

		2,857,376

COMMERCIAL SERVICES & SUPPLIES - 1.7%
Acme United	45,065	935,099
Heritage-Crystal Clean [1]	48,834	981,563
Viad Corporation	24,100	1,307,425

		3,224,087

CONSTRUCTION & ENGINEERING - 1.2%
†Construction Partners Cl. A [1]	50,000	658,500
Northwest Pipe [1]	86,700	1,679,379

		2,337,879

ELECTRICAL EQUIPMENT - 1.3%
American Superconducter [1,2]	169,500	1,186,500
Encore Wire	30,100	1,428,245

		2,614,745

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	32,900	1,265,005

MACHINERY - 7.8%
Alimak Group	84,600	1,295,908
Exco Technologies	156,700	1,059,645
FreightCar America [1]	79,691	1,338,012
Global Brass and Copper Holdings	39,900	1,250,865
Graham Corporation	67,020	1,729,786
Greenbrier Companies (The)	21,600	1,139,400
Kadant	16,331	1,570,226
Kornit Digital [1,2]	97,600	1,737,280
Lindsay Corporation	16,700	1,619,733
Lydall [1]	33,300	1,453,545
Sun Hydraulics	21,100	1,016,809

		15,211,209

MARINE - 0.6%
Clarkson	38,100	1,156,497

PROFESSIONAL SERVICES - 3.7%
CRA International	23,006	1,170,775
GP Strategies [1]	72,908	1,283,181
Heidrick & Struggles International	34,800	1,218,000
Kforce	51,800	1,776,740
Resources Connection	103,954	1,756,823

		7,205,519

ROAD & RAIL - 0.8%
Marten Transport	66,341	1,555,696

Total (Cost $24,880,905)		37,428,013

INFORMATION TECHNOLOGY – 19.6%
COMMUNICATIONS EQUIPMENT - 1.0%
Digi International [1]	91,500	1,207,800
EMCORE Corporation [1]	134,300	678,215

		1,886,015

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.5%
Airgain [1,2]	63,500	583,565
CUI Global [1]	298,762	887,323
†Electro Scientific Industries [1]	48,400	763,268
ePlus [1]	14,692	1,382,517
Fabrinet [1]	45,569	1,681,041
Mesa Laboratories	8,600	1,815,288
†nLIGHT [1]	14,800	489,288
Novanta [1]	21,400	1,333,220
PC Connection	56,900	1,889,080
Vishay Precision Group [1]	48,700	1,857,905

		12,682,495

INTERNET SOFTWARE & SERVICES - 1.5%
Amber Road [1]	153,900	1,448,199
QuinStreet [1]	122,500	1,555,750

		3,003,949

IT SERVICES - 1.4%
Cass Information Systems	23,540	1,620,023
Computer Task Group [1]	137,342	1,063,027

		2,683,050

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
Brooks Automation	41,000	1,337,420
Everspin Technologies [1,2]	92,500	825,100
NeoPhotonics Corporation [1]	218,600	1,361,878
†Nova Measuring Instruments [1]	46,300	1,261,675
Photronics [1]	185,500	1,479,362
Rudolph Technologies [1]	43,093	1,275,553
Silicon Motion Technology ADR	26,900	1,422,741
Ultra Clean Holdings [1]	81,000	1,344,600

		10,308,329

SOFTWARE - 3.0%
Agilysys [1]	45,200	700,600
Attunity [1]	188,100	2,183,841
QAD Cl. A	37,100	1,860,565
SeaChange International [1]	312,900	1,070,118

		5,815,124

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
†AstroNova	29,400	554,190
Super Micro Computer [1]	53,611	1,267,900

		1,822,090

Total (Cost $28,288,657)		38,201,052

MATERIALS – 4.5%
CHEMICALS - 1.9%
FutureFuel Corporation	62,400	874,224
Quaker Chemical	7,588	1,175,154
Trecora Resources [1]	116,100	1,724,085

		3,773,463

CONSTRUCTION MATERIALS - 0.5%
U.S. Concrete [1]	16,600	871,500

METALS & MINING - 2.1%
Haynes International	41,970	1,541,978
Major Drilling Group International [1]	240,900	1,271,704
Schnitzer Steel Industries Cl. A	37,500	1,263,750

		4,077,432

Total (Cost $6,791,092)		8,722,395

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2018 Semiannual Report to Shareholders | 9

Schedule of Investments	June 30, 2018 (unaudited)

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

REAL ESTATE – 2.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
Community Healthcare Trust	53,100	$1,586,097

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
FRP Holdings [1]	23,440	1,517,740
Marcus & Millichap [1]	41,600	1,622,816

		3,140,556

Total (Cost $2,956,700)		4,726,653

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ORBCOMM [1]	117,500	1,186,750

Total (Cost $736,738)		1,186,750

TOTAL COMMON STOCKS

(Cost $139,641,842)		187,051,542

REPURCHASE AGREEMENT – 4.3%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$8,427,246 (collateralized by obligations of various U.S. Government Agencies, 1.375%
due 10/07/21, valued at $8,599,601)

(Cost $8,427,000)		8,427,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.7400%)

(Cost $2,783,561)		2,783,561

TOTAL INVESTMENTS – 101.6%

(Cost $150,852,403)		198,262,103

LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%		(3,205,195)

NET ASSETS – 100.0%		$195,056,908

†	New additions in 2018.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2018.
[3]
Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2018, market value.

10 | Royce Capital Fund 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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Royce Capital Fund 2018 Semiannual Report to Shareholders | 11

MANAGER’S DISCUSSION
Royce Capital Fund–Small-Cap Portfolio (RCS)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Capital Fund–Small-Cap Portfolio rose 7.1% for the year-to-date period ended June 30, 2018, trailing its small-cap benchmark, the Russell 2000 Index, which was up 7.7% for the same period. The Fund narrowly outpaced the small-cap index, however, for the one-year period ended June 30, 2018, up 17.7% versus 17.6%.

WHAT WORKED... AND WHAT DIDN’T
Information Technology and Consumer Discretionary were the top-contributing sectors by a wide margin, while Utilities, where we typically have very little exposure, detracted modestly. The portfolio’s two leading industry groups—electronic equipment, instruments & components and specialty retail—came from its two top-contributing sectors. The airlines group detracted most at the industry level, followed by commercial services & supplies—both groups are in the Industrials sector.
Three of the portfolio’s top five positive contributors came from the electronic instruments & components industry. Two more top-10 holdings from this same group—Vishay Intertechnology, which makes semiconductor and passive component equipment, and Celestica, a contract manufacturer that offers manufacturing, hardware platform, and supply chain solutions—were also strong performers. Another contract manufacturer, Fabrinet, specializes mostly in optical components. Its shares tend to be highly volatile, so we always try to trade effectively around its occasionally extreme moves. The company’s recent growth has been strong, spurred by the ongoing adoption of cloud storage solutions, which require optical components. Insight Enterprises and PC Connection are value-add distributors that provide a wide range of IT products and solutions. Global demand has been on the rise, which has kept revenues and earnings for both companies healthy.
Moving from tech to transportation, the portfolio also saw a strong contribution from Stoneridge, a manufacturer of highly engineered electrical and electronic components, modules, and systems for the commercial vehicle, automotive, and agricultural vehicle markets. New management, which joined the firm a few years ago, has rolled out new products, including MirrorEye, a camera monitor system that replaces the rear- and side-view mirrors on trucks. In May, the company reported increased 2018 guidance for sales and adjusted earnings per share while also reaffirming previous margin estimates. All of this combined to keep its shares rolling.
     Asset management business Federated Investors detracted most at the position level, as outflows from a large equity mutual fund combined with increased competition in money market funds to keep investors selling. We chose to hold our shares in the expectation that the firm will be able to rebound. We built our position in low-cost carrier Spirit Airlines, one of three holdings in the airline industry that disappointed in the first half. Spirit saw weakness in fares, to which its stock has historically been vulnerable, through much of 2018’s first six months. We like its profitability and long-term prospects and were encouraged by a recent reversal in the direction of fares. Thor Industries is another long-time Royce favorite and a leading manufacturer of RVs (recreational vehicles) that has emerged as an innovative industry leader over the last several years. The firm announced record fiscal second-quarter sales in March, but also reported higher raw material and commodity costs. Along with concerns that its industry may have hit a sales peak, this was enough to drive investors away. Ever contrarian, we chose to hold our position.
First-half performance versus the benchmark suffered most from sector allocation—stock selection was a strength against the Russell 2000. The portfolio’s much lower weighting in Health Care, the top performer in the benchmark, hurt most, while our greater exposure to Industrials also detracted, largely due to our overweight in airlines, where, in addition to Spirit, Allegiant Travel and Hawaiian Holdings also disappointed. Stock picking in Financials also had a negative impact. Stock selection strength could be seen in a number of sectors, with the largest positive impact coming from holdings in Consumer Discretionary, with notable outperformance in the auto components and specialty retail industries. Holdings in Consumer Staples and Real Estate also contributed positively to relative results in the first half, with our lower weighting in the latter sector also helping.

Top Contributors to Performance
Year-to-Date Through 6/30/18 (%)[1]

Fabrinet	0.74

Stoneridge	0.73

Insight Enterprises	0.63

PC Connection	0.62

Village Super Market Cl. A	0.59

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/18 (%)[2]

Federated Investors Cl. B	-0.75

Spirit Airlines	-0.39

Thor Industries	-0.31

Wabash National	-0.29

Electro Scientific Industries	-0.26

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
As interest rates continue to rise—and rise more consistently—valuations become more and more important. Most looked high to us at the end of June, especially with current and imminent challenges, some of which investors may be overlooking. In addition to a flattened yield curve and trade war noise, we have a more challenging climate for earnings growth now that the tax cuts have been reflected and a lack of quality in earnings can be discerned in many cases throughout the small-cap market. The approaching mid-term elections could generate a great deal of noise—and market volatility—all on their own. So while in general, we see more that is worth selling than buying, we have also seen pockets of value within technology in semiconductor and capital equipment makers, distributors, and contract manufacturers, as well as in banks. Moreover, with the expectation of increased volatility, we see a reasonable environment for our contrarian value approach taking shape.

12 | Royce Capital Fund 2018 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)

RCS	7.06	17.72	6.48	8.29	7.81	10.00	10.13	10.80

Annual Gross Operating Expenses: 1.11% Annual Net Operating Expenses: 1.08%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 6/30/18
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 69% of all 10-year periods; 64% of all 5-year periods; and 49% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	83/121	69%	8.9	6.9

5-year	116/181	64%	10.5	8.7

1-year	112/229	49%	12.1	10.4

1 Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 27 for additional information.

Value of $10,000
Invested on 12/27/96 as of 6/30/18 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

PC Connection	2.5

Insight Enterprises	2.5

Kulicke & Soffa Industries	2.5

Genworth MI Canada	2.4

Village Super Market Cl. A	2.3

Spirit Airlines	2.3

Vishay Intertechnology	2.2

Celestica	2.2

Fabrinet	2.0

Hawaiian Holdings	2.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	25.6

Industrials	22.3

Financials	21.3

Consumer Discretionary	14.1

Consumer Staples	2.3

Energy	2.1

Real Estate	1.5

Health Care	1.4

Utilities	0.4

Cash and Cash Equivalents	9.0

Calendar Year Total Returns (%)

YEAR	RCS

2017	5.4

2016	21.0

2015	-11.8

2014	3.2

2013	34.8

2012	12.5

2011	-3.3

2010	20.5

2009	35.2

2008	-27.2

2007	-2.1

2006	15.6

2005	8.6

2004	25.0

2003	41.1

Upside/Downside Capture Ratios
Periods Ended 6/30/18 (%)
	UPSIDE	DOWNSIDE

10-Year	77	82

From 12/31/96 (Start of Fund’s First Full Quarter)	94	76

Portfolio Diagnostics

Fund Net Assets	$478 million

Number of Holdings	79

Turnover Rate	23%

Average Market Capitalization[1]	$1,295 million

Weighted Average P/E Ratio[2,3]	15.2x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	79.4%

Non-U.S. Investments (% of Net Assets)	11.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Certain immaterial adjustments were made to the net assets of Royce Capital Fund-Small-Cap Portfolio at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. All performance information reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Gross operating expenses reflect the Fund’s total gross operating expenses for the Investment Class and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.08% through April 30, 2019. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2018 Semiannual Report to Shareholders | 13

Schedule of Investments

Royce Capital Fund - Small-Cap Portfolio
Common Stocks – 91.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.1%
AUTO COMPONENTS - 2.5%
Gentex Corporation	289,616	$6,666,960
Stoneridge [1]	143,161	5,030,678

		11,697,638

AUTOMOBILES - 0.5%
Thor Industries	26,600	2,590,574

HOTELS, RESTAURANTS & LEISURE - 0.5%
Cheesecake Factory	41,415	2,280,310

HOUSEHOLD DURABLES - 2.7%
Bassett Furniture Industries	58,122	1,601,261
Flexsteel Industries	105,743	4,219,146
La-Z-Boy	231,786	7,092,651

		12,913,058

INTERNET & DIRECT MARKETING RETAIL - 1.1%
†Nutrisystem	139,900	5,386,150

MEDIA - 1.5%
Saga Communications Cl. A	191,107	7,357,620

SPECIALTY RETAIL - 4.3%
American Eagle Outfitters	286,765	6,667,286
DSW Cl. A	273,593	7,064,171
Shoe Carnival	206,346	6,695,928

		20,427,385

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Steven Madden	89,071	4,729,670

Total (Cost $51,876,364)		67,382,405

CONSUMER STAPLES – 2.3%
FOOD & STAPLES RETAILING - 2.3%
Village Super Market Cl. A	369,177	10,875,955

Total (Cost $10,540,057)		10,875,955

ENERGY – 2.1%
ENERGY EQUIPMENT & SERVICES - 2.1%
Helmerich & Payne	82,700	5,272,952
Unit Corporation [1]	183,013	4,677,812

Total (Cost $7,325,817)		9,950,764

FINANCIALS – 21.3%
BANKS - 10.0%
Ames National	148,534	4,582,274
†Bar Harbor Bankshares	90,658	2,746,031
Camden National	153,882	7,033,946
City Holding Company	65,567	4,932,605
CNB Financial	186,126	5,594,948
Codorus Valley Bancorp	51,400	1,576,952
Landmark Bancorp	40,017	1,140,484
MidWestOne Financial Group	213,023	7,195,917
National Bankshares	128,639	5,968,850
Northrim BanCorp	127,481	5,041,873
Unity Bancorp	92,521	2,104,853

		47,918,733

CAPITAL MARKETS - 3.2%
Federated Investors Cl. B	270,786	6,314,730
Houlihan Lokey Cl. A	92,269	4,726,018
Moelis & Company Cl. A	74,920	4,394,058

		15,434,806

INSURANCE - 2.9%
James River Group Holdings	176,101	6,919,009
Kingstone Companies	119,288	2,015,967
Reinsurance Group of America	37,236	4,970,261

		13,905,237

THRIFTS & MORTGAGE FINANCE - 5.2%
Genworth MI Canada	352,550	11,472,322
Southern Missouri Bancorp	40,987	1,599,313
Timberland Bancorp	119,932	4,478,261
TrustCo Bank Corp. NY	783,082	6,969,430

		24,519,326

Total (Cost $73,329,150)		101,778,102

HEALTH CARE – 1.4%
HEALTH CARE PROVIDERS & SERVICES - 1.4%
AMN Healthcare Services [1,2]	39,741	2,328,823
Ensign Group (The)	126,314	4,524,567

Total (Cost $4,295,287)		6,853,390

INDUSTRIALS – 22.3%
AIRLINES - 5.8%
Allegiant Travel	51,899	7,211,366
Hawaiian Holdings	265,955	9,561,082
Spirit Airlines [1,2]	298,953	10,866,942

		27,639,390

BUILDING PRODUCTS - 2.0%
American Woodmark [1]	22,543	2,063,812
Apogee Enterprises	156,017	7,515,339

		9,579,151

COMMERCIAL SERVICES & SUPPLIES - 2.7%
Herman Miller	198,603	6,732,642
Kimball International Cl. B	392,482	6,342,509

		13,075,151

CONSTRUCTION & ENGINEERING - 0.5%
Comfort Systems USA	49,969	2,288,580

ELECTRICAL EQUIPMENT - 1.2%
EnerSys	77,200	5,762,208

MACHINERY - 4.9%
Alamo Group	32,728	2,957,302
Federal Signal	96,841	2,255,427
Miller Industries	346,682	8,857,725
Wabash National	508,303	9,484,934

		23,555,388

PROFESSIONAL SERVICES - 3.9%
Heidrick & Struggles International	63,162	2,210,670
Kforce	135,467	4,646,518
Korn/Ferry International	76,372	4,729,718
Robert Half International	69,100	4,498,410
TrueBlue [1]	85,271	2,298,053

		18,383,369

ROAD & RAIL - 1.3%
Old Dominion Freight Line	14,704	2,190,308
Saia [1]	28,361	2,292,987
Werner Enterprises	47,961	1,800,935

		6,284,230

Total (Cost $89,754,862)		106,567,467

INFORMATION TECHNOLOGY – 25.6%
COMMUNICATIONS EQUIPMENT - 0.4%
NETGEAR [1]	34,271	2,141,938

14 | Royce Capital Fund 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Royce Capital Fund - Small-Cap Portfolio (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 16.4%
Benchmark Electronics	240,435	$7,008,680
Celestica [1]	894,672	10,619,757
†Electro Scientific Industries [1]	446,309	7,038,293
Fabrinet [1]	264,760	9,766,996
Insight Enterprises [1]	240,902	11,787,335
Methode Electronics	177,353	7,147,326
PC Connection	362,317	12,028,924
Sanmina Corporation [1]	76,044	2,228,089
Vishay Intertechnology	458,299	10,632,537

		78,257,937

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
Advanced Energy Industries [1]	125,850	7,310,626
†Cohu	154,115	3,777,359
Kulicke & Soffa Industries	491,726	11,712,913
MKS Instruments	38,391	3,674,019
Silicon Motion Technology ADR	89,800	4,749,522
†Xcerra Corporation [1]	458,600	6,406,642

		37,631,081

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Super Micro Computer [1]	179,883	4,254,233

Total (Cost $105,036,104)		122,285,189

REAL ESTATE – 1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Marcus & Millichap [1]	181,284	7,071,889

Total (Cost $4,644,978)		7,071,889

UTILITIES – 0.4%
GAS UTILITIES - 0.4%
Star Group L.P.	230,460	2,258,508

Total (Cost $2,158,098)		2,258,508

TOTAL COMMON STOCKS

(Cost $348,960,717)		435,023,669

REPURCHASE AGREEMENT– 8.4%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$40,227,173 (collateralized by obligations of various U.S. Government Agencies, 1.375%
due 10/07/21, valued at $41,030,868)

(Cost $40,226,000)		40,226,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.7400%)

(Cost $2,957,094)		2,957,094

TOTAL INVESTMENTS – 100.0%

(Cost $392,143,811)		478,206,763

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(133,940)

NET ASSETS – 100.0%		$478,072,823

†	New additions in 2018.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2018.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2018, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2018 Semiannual Report to Shareholders | 15

Statements of Assets and Liabilities	June 30, 2018 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities) [1]	$189,835,103	$437,980,763

Repurchase agreements (at cost and value)	8,427,000	40,226,000

Cash and foreign currency	43,366	–

Receivable for investments sold	–	4,386,362

Receivable for capital shares sold	215,227	157,672

Receivable for dividends and interest	142,621	373,932

Receivable for securities lending income	4,773	1,219

Prepaid expenses and other assets	640	7,722

Total Assets	198,668,730	483,133,670

LIABILITIES:
Payable for collateral on loaned securities	2,783,561	2,957,094

Payable to custodian for cash and foreign currency overdrawn	–	33,430

Payable for investments purchased	338,917	1,248,244

Payable for capital shares redeemed	214,701	264,093

Payable for investment advisory fees	204,342	401,654

Payable for trustees’ fees	11,711	27,916

Accrued expenses	58,590	128,416

Total Liabilities	3,611,822	5,060,847

Net Assets	$195,056,908	$478,072,823

ANALYSIS OF NET ASSETS:
Paid-in capital	$132,447,821	$364,622,003

Undistributed net investment income (loss)	(170,679)	2,815,674

Accumulated net realized gain (loss) on investments and foreign currency	15,370,047	24,572,194

Net unrealized appreciation (depreciation) on investments and foreign currency	47,409,719	86,062,952

Net Assets	$195,056,908	$478,072,823

Investment Class	$162,857,359	$217,616,068

Service Class	32,199,549	260,456,755

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	14,222,520	23,151,857

Service Class	2,863,102	28,459,700

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)

Investment Class	$11.45	$9.40

Service Class	11.25	9.15

Investments at identified cost	$142,425,403	$351,917,811

Market value of loaned securities [2]	3,241,193	12,873,326

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

16 | Royce Capital Fund 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six Months Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (unaudited)	Year Ended 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$(208,623)	$(507,803)	$957,604	$1,986,132

Net realized gain (loss) on investments and foreign currency	8,016,787	8,353,077	21,982,524	7,868,418

Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,668,687	1,752,552	9,524,788	2,459,022

Net increase (decrease) in net assets from investment operations	18,476,851	9,597,826	32,464,916	12,313,572

DISTRIBUTIONS:
Net investment income
Investment Class	–	(1,090,893)	–	(2,075,505)

Service Class	–	(170,672)	–	(2,047,296)

Net realized gain on investments and foreign currency
Investment Class	–	(17,091,597)	–	–

Service Class	–	(3,298,738)	–	–

Total distributions	–	(21,651,900)	–	(4,122,801)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold

Investment Class	6,453,325	19,985,987	10,346,375	27,113,319

Service Class	6,728,550	8,994,660	896,650	193,204,040

Distributions reinvested

Investment Class	–	18,182,489	–	2,075,505

Service Class	–	3,469,410	–	2,047,296

Value of shares redeemed

Investment Class	(23,927,751)	(41,333,398)	(36,176,977)	(57,799,564)

Service Class	(9,397,534)	(12,640,986)	(21,627,251)	(198,351,118)

Net increase (decrease) in net assets from capital share transactions	(20,143,410)	(3,341,838)	(46,561,203)	(31,710,522)

Net Increase (Decrease) in Net Assets	(1,666,559)	(15,395,912)	(14,096,287)	(23,519,751)

NET ASSETS:

Beginning of period	196,723,467	212,119,379	492,169,110	515,688,861

End of period	$195,056,908	$196,723,467	$478,072,823	$492,169,110

Undistributed Net Investment Income (Loss) at End of Period	$(170,679)	$37,944	$2,815,674	$1,858,071

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2018 Semiannual Report to Shareholders | 17

Statements of Operations	Six Months Ended June 30, 2018 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
INCOME:
Dividends	$995,907	$3,834,220

Foreign withholding tax	(30,582)	(39,296)

Interest	11,974	38,028

Securities lending	108,169	7,361

Total income	1,085,468	3,840,313

EXPENSES:
Investment advisory fees	1,180,818	2,370,797

Distribution fees	37,701	322,248

Shareholder reports	33,800	38,127

Administrative and office facilities	27,442	64,085

Trustees’ fees	19,642	48,419

Audit	17,189	15,962

Custody	14,303	28,513

Shareholder servicing	6,874	6,745

Legal	2,594	6,028

Other expenses	6,606	14,131

Total expenses	1,346,969	2,915,055

Compensating balance credits	(75)	(197)

Fees waived by investment adviser	(12,122)	–

Expenses reimbursed by investment adviser	(40,681)	(32,149)

Net expenses	1,294,091	2,882,709

Net investment income (loss)	(208,623)	957,604

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	8,017,164	21,985,910

Foreign currency transactions	(377)	(3,386)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	10,670,029	9,524,788

Other assets and liabilities denominated in foreign currency	(1,342)	–

Net realized and unrealized gain (loss) on investments and foreign currency	18,685,474	31,507,312

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$18,476,851	$32,464,916

18 | Royce Capital Fund 2018 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio–Investment Class
2018†	$10.39	$(0.01)	$1.07	$1.06	$–	$–	$–	$11.45	10.20%[1]	$162,857	1.39%[2]	1.39%[2]	1.33%[2]	(0.18)%[2]	14%

2017	11.11	(0.02)	0.58	0.56	(0.08)	(1.20)	(1.28)	10.39	5.29	164,656	1.38	1.38	1.38	(0.22)	30

2016	9.34	0.03	1.81	1.84	(0.07)	–	(0.07)	11.11	19.71	177,444	1.36	1.36	1.36	0.02	57

2015	11.37	0.03	(1.45)	(1.42)	–	(0.61)	(0.61)	9.34	(12.46)	369,991	1.32	1.32	1.32	0.27	51

2014	12.83	(0.04)	(0.44)	(0.48)	–	(0.98)	(0.98)	11.37	(3.58)	485,434	1.30	1.30	1.30	(0.32)	25

2013	10.95	(0.04)	2.32	2.28	(0.06)	(0.34)	(0.40)	12.83	20.99	572,666	1.32	1.32	1.32	(0.36)	30

Micro-Cap Portfolio–Service Class
2018†	$10.21	$(0.02)	$1.06	$1.04	$–	$–	$–	$11.25	10.19%[1]	$32,200	1.63%[2]	1.63%[2]	1.58%[2]	(0.44)%[2]	14%

2017	10.93	(0.04)	0.57	0.53	(0.06)	(1.19)	(1.25)	10.21	5.02	32,067	1.64	1.64	1.58	(0.43)	30

2016	9.20	(0.02)	1.80	1.78	(0.05)	–	(0.05)	10.93	19.37	34,675	1.65	1.65	1.58	(0.15)	57

2015	11.23	0.00	(1.42)	(1.42)	–	(0.61)	(0.61)	9.20	(12.61)	23,928	1.60	1.60	1.56	0.01	51

2014	12.72	(0.07)	(0.44)	(0.51)	–	(0.98)	(0.98)	11.23	(3.84)	27,362	1.57	1.57	1.57	(0.60)	25

2013	10.87	(0.07)	2.30	2.23	(0.04)	(0.34)	(0.38)	12.72	20.65	40,753	1.60	1.60	1.58	(0.62)	30

Small-Cap Portfolio–Investment Class
2018†	$8.77	$0.02	$0.61	$0.63	$–	$–	$–	$9.40	7.18%[1]	$217,616	1.10%[2]	1.10%[2]	1.08%[2]	0.54%[2]	23%

2017	8.41	0.05	0.39	0.44	(0.08)	–	(0.08)	8.77	5.26	228,620	1.11	1.11	1.11	0.55	91

2016	8.43	0.13	1.66	1.79	(0.17)	(1.64)	(1.81)	8.41	20.96	248,244	1.09	1.09	1.09	0.89	78

2015	12.65	0.17	(1.66)	(1.49)	(0.09)	(2.64)	(2.73)	8.43	(11.80)	356,258	1.06	1.06	1.06	1.26	59

2014	13.92	0.06	0.35	0.41	(0.02)	(1.66)	(1.68)	12.65	3.24	577,222	1.05	1.05	1.05	0.44	36

2013	11.03	0.03	3.75	3.78	(0.14)	(0.75)	(0.89)	13.92	34.75	736,917	1.05	1.05	1.05	0.13	43

Small-Cap Portfolio–Service Class
2018†	$8.55	$0.01	$0.59	$0.60	$–	$–	$–	$9.15	7.02%[1]	$260,457	1.34%[2]	1.34%[2]	1.33%[2]	0.29%[2]	23%

2017	8.20	0.02	0.40	0.42	(0.07)	–	(0.07)	8.55	5.10	263,549	1.34	1.34	1.34	0.32	91

2016	8.27	0.03	1.69	1.72	(0.15)	(1.64)	(1.79)	8.20	20.53	267,445	1.34	1.34	1.34	0.69	78

2015	12.44	0.13	(1.62)	(1.49)	(0.04)	(2.64)	(2.68)	8.27	(11.97)	128,285	1.31	1.31	1.31	1.00	59

2014	13.74	0.03	0.33	0.36	–	(1.66)	(1.66)	12.44	2.92	218,175	1.30	1.30	1.30	0.21	36

2013	10.91	(0.02)	3.73	3.71	(0.13)	(0.75)	(0.88)	13.74	34.44	232,189	1.31	1.31	1.31	(0.12)	43

†	Six months ended June 30, 2018 (unaudited).
[1]	Not annualized
[2]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2018 Semiannual Report to Shareholders | 19

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2018. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Micro-Cap Portfolio
Common Stocks	$186,660,942	$–	$390,600	$187,051,542

Cash Equivalents	2,783,561	8,427,000	–	11,210,561

20 | Royce Capital Fund 2018 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Small-Cap Portfolio
Common Stocks	$435,023,669	$–	$–	$435,023,669

Cash Equivalents	2,957,094	40,226,000	–	43,183,094

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Funds recognize transfers between levels as of the end of the reporting period. For the six months ended June 30, 2018, securities valued at $3,672,363 were transferred from Level 2 to Level 1 for Royce Micro-Cap Portfolio within the fair value hierarchy.

Level 3 Reconciliation:
	BALANCE AS OF 12/31/17	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/18

Micro-Cap Portfolio

Common Stocks	$390,600	$ –	$ –	$ –	$ –	$390,600

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/18	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Micro-Cap Portfolio

Common Stocks	$390,600	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2018 are overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents, which are invested temporarily by the custodian, as well as non-cash collateral, which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time.

Royce Capital Fund 2018 Semiannual Report to Shareholders | 21

Notes to Financial Statements (unaudited) (continued)

SECURITIES LENDING (continued):
The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The market value of non-cash collateral held by the Funds at June 30, 2018 was $599,570 for Micro-Cap Portfolio and $10,109,890 for Small-Cap Portfolio.

The following table presents by financial instrument, a Fund’s assets and liabilities net of related collateral held by the Fund at June 30, 2018:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT

Micro-Cap Portfolio

Collateral on Loaned Securities/Securities on Loan	$2,783,561	$(2,656,169)	$127,392

Small-Cap Portfolio

Collateral on Loaned Securities/Securities on Loan	2,957,094	(2,965,251)	(8,157)

[1]Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 12, 2018. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the six months ended June 30, 2018.

22 | Royce Capital Fund 2018 Semiannual Report to Shareholders

Capital Share Transactions (in shares):
	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Six Months Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (unaudited)	Year Ended 12/31/17

Micro-Cap Portfolio
Investment Class	601,085	1,796,718	–	1,782,597	(2,232,602)	(3,703,922)	(1,631,517)	(124,607)

Service Class	651,007	802,872	–	345,903	(927,566)	(1,182,366)	(276,559)	(33,591)

Small-Cap Portfolio
Investment Class	1,155,735	3,308,390	–	242,182	(4,058,066)	(7,022,710)	(2,902,331)	(3,472,138)

Service Class	104,744	23,847,980	–	245,185	(2,454,490)	(25,883,175)	(2,349,746)	(1,790,010)

Investment Adviser and Distributor:

INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain the Funds’ net annual operating expense ratios at specified levels through April 30, 2019, and is shown below to the extent that it impacted net expenses for the six months ended June 30, 2018. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[1]		SIX MONTHS ENDED JUNE 30, 2018 (UNAUDITED)

		Investment Class[1]	Service Class[1]	Net advisory fees	Advisory fees waived

Micro-Cap Portfolio	1.25%	1.33%	1.58%	$ 1,168,696	$ 12,122

Small-Cap Portfolio	1.00%	1.08%	1.33%	2,370,797	–

1 Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

DISTRIBUTOR:
Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2018, Micro-Cap Portfolio-Service Class recorded net distribution fees of $37,701 and Small-Cap Portfolio-Service Class recorded net distribution fees of $322,248.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2018, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Micro-Cap Portfolio	$24,518,782	$36,370,270

Small-Cap Portfolio	102,939,374	152,929,666

Class Specific Expenses:
        Class specific expenses were as follows for the six months ended June 30, 2018:

						CLASS LEVEL
						EXPENSES
						REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER	TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	BALANCE CREDITS	TOTAL	ADVISER

Micro-Cap Portfolio – Investment Class	$–	$3,671	$30,910	$(32)	$34,549	$34,549

Micro-Cap Portfolio – Service Class	37,701	3,203	2,890	(12)	43,782	6,132

	37,701	6,874	33,800	(44)		40,681

Small-Cap Portfolio – Investment Class	–	3,508	25,356	(28)	28,836	22,930

Small-Cap Portfolio – Service Class	322,248	3,237	12,771	(11)	338,245	9,219

	322,248	6,745	38,127	(39)		32,149

TAX INFORMATION:
At June 30, 2018, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Micro-Cap Portfolio	$150,885,545	$47,376,558	$60,698,019	$13,321,461

Small-Cap Portfolio	393,550,326	84,656,437	90,881,342	6,224,905

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Royce Capital Fund 2018 Semiannual Report to Shareholders | 23

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2018, and held for the entire six-month period ended June 30, 2018. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2018 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
	Value 1/1/18	6/30/18	the Period[1]	Value 1/1/18	6/30/18	the Period[1]	Ratio[2]

Investment Class
Micro-Cap Portfolio	$1,000.00	$1,102.02	$6.93	$1,000.00	$1,018.20	$6.66	1.33%

Small-Cap Portfolio	1,000.00	1,071.84	5.55	1,000.00	1,019.44	5.41	1.08%

Service Class
Micro-Cap Portfolio	1,000.00	1,101.86	8.23	1,000.00	1,016.96	7.90	1.58%

Small-Cap Portfolio	1,000.00	1,070.20	6.83	1,000.00	1,018.20	6.66	1.33%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

24 | Royce Capital Fund 2018 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of Oxford Square Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 53 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 69 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee
Age: 56 | Number of Funds Overseen: 22 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 76 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 72 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp. (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 60 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 50 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 56 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 52 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 51 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 58 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2018 Semiannual Report to Shareholders | 25

Board Approval of Investment Advisory Agreement

At meetings held on June 4-5, 2018, the Board of Trustees of Royce Capital Fund (the “Board”), including all of the non-interested trustees, approved the continuation of an investment advisory agreement (the “Investment Advisory Agreement”) between Royce & Associates, LP (“R&A”) and Royce Capital Fund (“RCF”) relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (each, a “Fund” and together, the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board also noted R&A’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by R&A’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreement, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees dealt with each Fund separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by R&A:
The Board considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds, other open-end mutual funds, and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds and providing expansive shareholder reporting and communications. The Board reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between RCF and R&A. The Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to each Fund. The trustees also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the Board noted R&A’s ability to attract and retain qualified and experienced personnel. The Board concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:
Although the registered investment companies managed by R&A currently span a wider risk spectrum than they have historically, R&A generally emphasizes a risk-averse approach to investing. In light of that approach, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.
    Overall, the Board noted that financial markets in 2017 continued to be marked by increased return dispersion, declining correlation, and a steepening yield curve. Although these factors resulted in a very strong year for small-cap stocks, defensive and growth stocks surprisingly outperformed cyclical and value stocks. Neither Royce Small-Cap Portfolio (“RCS”) nor Royce Micro-Cap Portfolio (“RCM”) could overcome the market leadership of defensive and growth stocks and ineffective stock selection in certain sectors and underperformed the funds within their Morningstar category in 2017. It was further noted that RCS’s and RCM’s focus on high quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies had hurt their relative performance during the March 2009 to 2015 market period that has been marked by historically low interest rates and significant U.S. Federal Reserve market intervention, as highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed their higher quality and cyclical counterparts during this period. The trustees noted that these factors contributed to RCS’s and RCM’s Sharpe Ratio ranking in the 4th quartile within its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2017.
    In addition to each Fund’s risk–adjusted performance, the Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. The Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indices and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions as well as in more recent periods. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the approval of the continuance of the Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with each Fund:
The Board considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the trustees discussed with R&A its methodology in allocating its costs to each Fund and concluded that R&A’s allocations were reasonable. The Board concluded that R&A’s profits during the year ended December 31, 2017 were reasonable in relation to the nature and quality of services provided.

26 | Royce Capital Fund 2018 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2018, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2018 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The CBOE Russell 2000 Volatility Index (RVX) measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.
    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied overtime. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.
    Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and a Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

Royce Capital Fund 2018 Semiannual Report to Shareholders | 27

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About The Royce Funds

Unparalleled Knowledge + Experience Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	Contact Us
Unwavering Commitment Our team of 18 portfolio managers have significant personal investments in the strategies they manage.	GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Chief Financial Officer

Date: August 28, 2018	Date: August 28, 2018